                                                                               .
                                                                               .
                                                                               .
                                                                        Exh 10.1

(BANKNORTH LOGO)

                            CHANGE IN TERMS AGREEMENT

  PRINCIPAL      LOAN DATE   MATURITY    LOAN NO   CALL/COLL     ACCOUNT    OFFICER   INITIALS
-------------   ----------   --------   --------   ---------   ----------   -------   --------
$5,000,000.00   08-23-2005              04006850               4384040956     067

   Refrences in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

        Any item above containing " * * * " has been omitted due to text length limitations.

BORROWER: EDAC Technologies Corporation         LENDER: TD Banknorth, N.A.
          (TIN: 39-1515599);                            TD Banknorth Connecticut
          GROS-ITE Industries. Inc.                     102 West Main Street
          (TIN: 06-1310723); and                        New Britain, CT 06051
          APEX Machine Tool Company, Inc.
          (TIN: 06-1519037)
          1806 New Britain Avenue
          Farmington, CT 06032

PRINCIPAL AMOUNT: $5,000,000.00               DATE OF AGREEMENT: AUGUST 23, 2005

                              INITIAL RATE: 7.500%

DESCRIPTION OF EXISTING INDEBTEDNESS. A Revolving Credit Note in the original principal amount of $5,000,000.00 and a Credit Agreement, both dated January 3, 2005 from Borrower to Banknorth, N.A. n/k/a TD Banknorth, N.A. together with all renewals, amendments, and modifications executed thereafter.

DESCRIPTION OF CHANGE IN TERMS. This Agreement changes the "Revolving Credit Loan Maturity Date" of the Credit Agreement from August 31, 2005 to "Payable on Demand"; interest payments will continue to be due and payable on the first of each month.

The Promissory Note evidences a Revolving Line of Credit which will be reviewed annually beginning July 31, 2006 and on each successive July 31st after that, and renewal will be at the sole and absolute discretion of the Bank.

Additionally, this Agreement edits the definition of "Prime Rate" in the Credit Agreement to read as follows:

"Prime Rate" means, a variable rate equal to the highest Prime Rate as published in the Wall Street Journal (the "Index") plus 100 basis points effective August 23, 2005. The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of the Note, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each day beginning August 23, 2005. Borrower understands that Lender may make loans based on other rates as well. The Index is currently 6.50% per annum. The interest rate to be applied to the unpaid principal balance of the Note will be at a rate of 1.00 percentage points over the Index, resulting in an initial rate of 7.50% per annum.

NOTICE: Under no circumstances will the interest rate on the Note be more than the maximum rate allowed by applicable law. Whenever increases occur in the interest rate. Lender at its option, may do one or more of the following; (A) increase Borrower's payment to ensure Borrower's loan will pay off by its original final amortization date, (B) increase Borrower's payment to cover accruing interest, (C) increase the number of Borrower's payments, and (D) continue Borrower's payments at the same amount and increase Borrower's final payment.

Further, this Agreement adds new sub-sections to 4.34 and 4.35 to Article IV entitled COVENANTS:

Section 4.34 Cross-Collateralization. All facilities are cross-collateralized and cross-defaulted.

Section 4.35 Field Audit. At the Bank's option. Borrower shall allow the Bank to conduct a Field Audit at the expense of the Borrower.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

                             CONTINUED ON NEXT PAGE

                            CHANGE IN TERMS AGREEMENT
Loan No: 04006850                  (CONTINUED)                            PAGE 2


THIS AGREEMENT IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS AGREEMENT IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

PRIOR TO SIGNING THIS AGREEMENT, EACH BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. EACH BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

EACH BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS CHANGE IN TERMS AGREEMENT.

BORROWER:

EDAC TECHNOLOGIES CORPORATION


By: /s/ Glenn Purple                 (Seal)
    ---------------------------------
    Glenn Purple, Vice President of
    EDAC Technologies Corporation


GROS-ITE INDUSTRIES, INC.


By: /s/ Glenn Purple                 (Seal)
    ---------------------------------
    Glenn Purple, Secretary of
    GROS-ITE Industries, Inc.


APEX MACHINE TOOL COMPANY, INC.


By: /s/ Glenn Purple                 (Seal)
    ---------------------------------
    Glenn Purple, Secretary of
    APEX Machine Tool Company, Inc.

      LASER PRD Lending. Ver 5.25.30.001 Copr. Harland Financial Solutions,
        Inc. 1997, 2005. All Rights Reserved. - CT C:\HFS\CFI\LPL\D2OC.FC
                                 TR-14706 PR-17